Exhibit 32.1
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Israel Growth Partners Acquisition Corp. (the “Company”) for the period ended July 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Craig Samuels, Chief Executive Officer and President of the Company, and Mitchell Metzman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2011

/s/ Craig Samuels
Craig Samuels
President, Chief Executive Officer

/s/ Mitchell Metzman
Mitchell Metzman
Chief Financial Officer